UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Immage Biotherapeutics Corp.
(Exact Name of Small Business Issuer in its Charter)

Date of Report (Date of earliest event reported): July 10, 2015

Nevada (State of Incorporation)	8731 (Primary Standard Classification Code)	68-0682040 (IRS Employer ID No.)

10411 Motor City Dr.,
Bethesda, MD 20817
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (480-830-2700)
(Registrant's telephone number, including area code)

1255 W. Rio Salado Parkway
Suite 215
Tempe, AZ
____________________________________________________
(Former Name or Former Address, if Changes Since Last Report)

Securities to be Registered Under Section 12(b) of the Act: None

Securities to be Registered Under Section 12(g) of the Act:

Common Stock
$.001 Par Value
(Title of Class)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" "Immage Biotherapeutics "refer to Immage Biotherapeutics Corp., a Nevada corporation.

Item 4.01 Change in Registrant's Auditors

(a)	Previous independent registered audit firm.

Effective August 3, 2015, the Registrant dismissed PLS CPA, A Professional Corporation ("PLS"), which did audit Registrant's year-end financial statements for the year ended September 30, 2014, and  performed procedures related to the financial statements included in the Registrant's quarterly reports on Form 10-Q. The change in the Registrant's auditors was recommended and approved by the Board of Directors of the Registrant.

During the period July 21, 2012 (the date of inception) through the date of the termination (August 3, 2015) of PLS  there have been no disagreements with PLS (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS, would have caused them to make reference thereto in their report on financial statements for such years.

The report of the independent registered public accounting firm of PLS as of and for the year ended September 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a "going concern" paragraph.

The Company provided PLS with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that PLS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from PLS filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b)	New independent registered public accounting firm.

On July 10, 2015, the Registrant engaged MaloneBaileyLLP, as its independent registered audit firm to audit the Registrant's financial statements for the fiscal year ended September 31, 2015 and to perform procedures related to the financial statements included in the Registrant's quarterly reports on Form 10-Q, beginning with the quarter ending June 30, 2015.

During the fiscal year ended September 30, 2015 and through the date of the engagement of MaloneBaileyLLP, neither the Registrant nor anyone on its behalf has consulted with MaloneBaileyLLP, regarding either:

(a)	The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that MaloneBaileyLLP, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

     (b)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter of PLS CPA, A Professional Corporation to the Securities and Exchange Commission dated August 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immage Biotherapeutics Corp.

Date: August 5, 2015	By:	/s/ Mou Zhi Cong
Mou Zhi Cong, Chief Executive Officer